Q3 2025 Earnings Call Presentation Friday, November 7, 2025

Safe Harbor for Forward-Looking Statements 2 Safe Harbor Statement Some of the  statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward-looking statements may be identified by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed in these forward-looking statements.   Please refer to Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent quarterly reports on Form 10-Q filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non- GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue- producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

• Enact a system to ensure kids and pets remain away from hot surfaces, open flames, knives • Keep things away from the edges of counters, including dangling cords, pots and anything that can tip / spill / break • Know how to manage flames and fire: keep a fire extinguisher and/or fire blanket in or near the kitchen • Keep floors & walkways free of spills, cords and trash to prevent slips, trips and falls Q3 2025 Safety Moment: Kitchen & Fire Safety 3 KITCHEN FIRE SAFETY TIPS:

Titles Should Be Font Size 40 – 44 4 Jeff Householder Chair of the Board, President & Chief Executive Officer Beth Cooper Executive Vice President, Chief Financial Officer, Treasurer & Asst. Corporate Secretary Lucia Dempsey Head of Investor Relations Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary & Chief Policy and Risk Officer oday's Presenters

Delivering With Purpose INCREASING CAPEX GUIDANCE 2025 investment forecast now $425 - $450M $8.7M OF CAPITAL PROJECT MARGIN Incremental Adj. Gross Margin2 relative to Q3'24 $123M OF CAPITAL INVESTMENT Up 27% from $97M in Q3'24 CUSTOMER GROWTH OF 3.2% Increase in avg. natural gas residential customers $200M OF LONG- TERM DEBT ISSUED Maintaining balance sheet strength and flexibility AFFIRMING 2025E EPS GUIDANCE3 $6.15 - $6.35 represents growth of 14% - 18% ADJ. GROSS MARGIN1: $137M Up 12% from Q3'24 Adj. Gross Margin of $122M INFRASTRUCTURE MARGIN OF $3.9M Incremental Adj. Gross Margin relative to Q3'24 DELAWARE CASE FINALIZED Final settlement reached for tariff / rate design 5 1 See appendix for a reconciliation of non-GAAP metrics. 2 Includes pipeline expansions and CNG / RNG / LNG transportation and infrastructure. 3 Subject to a successful outcome on the FCG Depreciation Study.

Growth Trajectory Continues in Q3 2025 6 $3.76 $4.08 $2.10 $2.22 $0.86 $1.04 $0.80 $0.82 YTD 2024 YTD 2025 • Adjusted Gross Margin1: $137.2M, up 12% from Q3 2024 • Adjusted Net Income1: $19.5M, up 8% from Q3 2024 • Adjusted EPS1: $0.82, up 3% from Q3 2024 Q3 2025 Financial HighlightsYTD Adjusted Diluted EPS1 1 See appendix for a reconciliation of non-GAAP metrics. 2 May not equal the sum of quarterly Adj. EPS due to differences between quarter-end and year-to-date weighted average share count. +8% • Adjusted Gross Margin1: $462.4M, up 12% from YTD 2024 • Adjusted Net Income1: $94.9M, up 13% from YTD 2024 • Adjusted EPS1: $4.06, up 8% from YTD 2024 YTD 2025 Financial Highlights Q1 Q2 . 62 Q3

2025 Guidance: Reaffirming EPS, Increasing CapEx • YTD 2025 CapEx of $336 million • New 2025 CapEx Guidance: $425 - $450 million ◦ $25 million increase from top end of prior range 2025 Capital Expenditure Guidance • Reaffirming 2025 Adj. EPS1 range of $6.15 - $6.35 ◦ Assumes a successful outcome on the FCG Depreciation Study this year 2025 Adj. EPS1 Guidance $425 $450 $113 $113 $100 $100 $123 $123 Previous Guidance Updated Guidance $425 Q1 Q2 7 $5.39 $6.35 $2.10 $2.22 $0.86 $1.04 $0.80 $0.82 $1.63 FY 2024 FY 2025 $6.15 Q1 Q2 Q3 Q4 Q1 Q2 +14-18% +$25M 1 See appendix for a reconciliation of non-GAAP metrics. Q3 $375 Q3

Natural Gas Demand Growth Remains Strong Average Residential Customer Growth: 2025 vs 2024 Q ua rt er ly G ro w th 8 4.3% 3.5% 2.2% DELMARVA FPU 4.3% 3.9% 2.1%YT D G ro w th FCG DELMARVA FPU FCG

Executing on Our Long-Term Growth Plan 9 Earnings growth to support increased shareholder value Foundation of operational excellence across the organization Continually execute on business transformation Proactively manage regulatory agenda Prudently deploy investment capital

Capital Deployment Highlights … plus new projects and incremental capital investment driving an additional ~$25M increase in full-year 2025 capital expenditures. Capital Expenditures Total Margin Q3 2025 YTD 2025 Q3 2025 YTD 2025 FY 2024 FY 2025 FY 2026 Transmission $108.1M $295.7M $6.9M $13.8M $4.0M $22.8M $46.1M Infrastructure $7.4M $20.0M $13.8M $27.0M $37.8M Total $108.1M $295.7M $14.3M $33.8M $17.8M $49.8M $83.9M Incremental Investments in 2025 CapEx Project ~$15M Initial ERP Kickoff Investment ~$10M ESNG System Improvements ~$25M Overall Guidance Increase Major capital projects are on track and on budget and 400+ small-scale projects completed YTD 2025... Diggers at work on an Eastern Shore Natural Gas reliability project in Salisbury, MD 10

11 Worcester Resiliency Upgrade (WRU) Project RECENT PROJECT UPDATES: • June 2025: ◦ Tank transportation was completed successfully; all five tanks now on-site and ready for construction • July 2025: ◦ Formally mobilized construction contractor to begin site work ◦ Received an initial Notice to Proceed from FERC to begin site preparation and construction and received approval of updated rates, resulting in $3.9M of additional full-year margin • August 2025: ◦ Received full FERC Notice to Proceed and began full project construction, including civil foundation work • October 2025: ◦ Successfully completed first PHMSA inspection ◦ Majority of equipment on site and control building erected $100 million FERC-approved LNG storage facility in Bishopville, MD: 500K gallons of storage across five tanks to meet incremental natural gas demand in Southern Delaware, Maryland and beyond CPK's Regulatory Team visits the WRU Construction Site.

Transmission Projects Advance to Meet Demand 12 # Project Name Status1 In-Service Total CapEx Adj. Gross Margin ($M) 2025E 2026E 1 St. Cloud / Twin Lakes In-Service Q3 2023 ~$4M $0.6 $0.6 2 Newberry Expansion In-Service Q2 2024 ~$15M $2.6 $2.6 3 Warwick Extension In-Service Q4 2024 ~$9M $1.9 $1.9 4 Plant City In-Service Q4 2024 ~$4M $1.2 $1.2 5 Boynton Beach In-Service Q1 2025 ~$21M $3.0 $3.4 6 Indian River RNG In-Service Q1-Q2 2025 ~$18M $2.5 $5.47 Brevard RNG In-Service ~$6M 8 Medley RNG In-Service ~$22M 9 New Smyrna Beach In-Service Q2 2025 ~$15M $1.6 $2.6 10 St. Cloud Expansion In-Service Q2 2025 ~$20M $2.2 $3.2 11 Wildlight Phase 1 & 2 In-Progress 2023-2025 ~$25M $3.0 $4.3 12 Miami Inner Loop In-Progress 2H 2025 ~$40M $2.8 $7.6 13 Lake Mattie In-Progress Q4 2025 ~$18M $1.4 $3.1 14 Worcester Resiliency Upgrade (WRU) In-Progress Q2 2026 ~$100M — $10.2 15 AEX Duncan Plains In-Progress 2027 $10M — — Totals: $327M $22.8 $46.1 1 May reflect interim in-service status using Marlin Virtual Pipeline Services while construction is being completed.

Strong Progress on 5-Year CapEx Guidance ~$1.4 billion of identified capital projects support our 5-year CapEx guidance of $1.5 - $1.8 billion >70% capital spend with existing regulatory approvals or recovery mechanisms Identified CapEx 5-Year Spend Natural Gas LDC Organic Growth $625M Worcester Resiliency Upgrade $100M Newberry, Wildlight Phase 2 $28M Boynton Beach, New Smyrna $36M Lake Mattie, St. Cloud, Plant City $42M Miami Inner Loop Projects $40M Other Approved Pipeline Projects $49M GUARD / SAFE Programs $230M Eastern Shore Capital Surcharge $75M Florida Electric Storm Protection Plan $50M Unregulated Businesses $20M Technology Transformation $90M Total Identified & Ongoing Capital ~$1.4B Segment 5-Year Guidance Regulated Distribution $600 - $645M Regulated Transmission $435 - $590M Regulated Infrastructure $325 - $375M Unregulated Businesses $100 - $140M Technology $70 - $90M Total $1.5 - $1.8B 13

Potential Projects on the Horizon 14 • Natural gas transmission expansions to support demand in Delaware and Cecil County, MD along I-95 expansions to serve growth in retail warehouse and distribution centers • Expansions in the southern end of the Delmarva system, including to Virginia’s Eastern Shore space and agricultural industries • Natural gas expansion for Florida’s Space Coast to serve cruise, space and port industries • Natural gas expansion in South Florida to add capacity and resiliency in the greater Miami area • Additional RNG and Marlin virtual pipeline transportation opportunities across our service areas • Additional natural gas transmission expansions in Ohio to serve data centers and serve population growth

Final Orders Reached on All Rate Cases 15 Active Filings 2025 Margin 2026 Margin Status Maryland Rate Case Docket #9722 $1.5 $3.5 April 2025: Received Final Order approving annual revenue increase of $3.5M Delaware Rate Case Docket #24-0906 $4.5 $6.1 June 2025: Received Final Order approving annual revenue increase of $6.1M October 2025: Reached final approved settlement on issues related to rate design and tariffs FPU Electric Rate Case Docket #20240099 $7.1 $8.6 July 2025: Received Final Order approving annual revenue increase of $8.6M Total $13.1 $18.2 39% growth in 2026 over FY 2025 $ millions

Recovery of Excess Depreciation

Docket # 20250035

- **February 2025:** Requested a reduction in depreciation expense of ~$1M based on updated asset lives and a 2-year amortization of the remaining excess depreciation reserve
- **September 2025:** Filing updated from a Proposed Agency Action (PAA) to a Hearing, generating a revised schedule that allows for completion of the process by February 2026

Updated Procedural Schedule

February 2025	• Updated depreciation study filed; requested effective back to January 1, 2025
September 2025	• Commission Hearing Dismisses OPC Motions for Reconsideration & Dismissal
September 2025	• Filing was amended from a Proposed Agency Action (PAA) to a Hearing
Oct. / Nov. 2025	• CPK files Testimony re-requesting 2-year amortization of $19.2M excess reserve
November 2025	• Intervener and Staff Testimony submitted
December 2025	• Commission Prehearing and Hearing
Dec 2025 - Feb 2026	• Expected final resolution of filing

CHESAPEAKE UTILITIES CORPORATION
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Business Transformation Supports Growth 17 CUSTOMER EXPERIENCE: Improve billing process, streamline service requests, modernize customer interactions through automation and digital platforms. OPERATIONAL EXCELLENCE: Enhance operations, asset management and field service efficiency using SAP, GIS and AI-enabled tools. DIGITAL AGILITY: Strengthen cybersecurity, modernize IT infrastructure and automate workflows with AI to boost productivity and resilience. EMPLOYEE EXPERIENCE: Elevate engagement, talent planning and training while improving internal service delivery and change management. FINANCIAL MODERNIZATION: Automate key processes, optimize supply chain operations and modernize analytics. Strategic Themes for Transformation

Engaging with All Stakeholders 18 FPU and FCG team members support a lighthouse cleanup in Jupiter, Florida. YTD Community Investment >1,500 hours volunteered by ~670 team members (54% of the company) ~$488,000 of charitable donations & sponsorships We were pleased to welcome Lisa Eden to our Board of Directors in September. Following her 20-year tenure at TXNM Energy, Inc., Lisa brings a wealth of knowledge and experience in finance, strategic planning, talent management and information technology. Delaware team members accept the Stars of Delaware award at a ceremony hosted by the Daily State News.

$0.80 $0.82 Q3 2024 Q3 2025 +3% $122.0 $137.2 Q3 2024 Q3 2025 $18.1 $19.5 Q3 2024 Q3 2025 +8% 1 See appendix for a reconciliation of non-GAAP metrics. Incremental growth in Adjusted Gross Margin, Adjusted Net Income & Adjusted Earnings Per Share1 Adjusted Gross Margin1 Adjusted Earnings Per Share1Adjusted Net Income1 +12% 19 Consistent Growth in Q3 2025 $ millions except per share amounts

$0.80 0.17 0.12 0.11 0.09 0.05 (0.03) (0.14) (0.12) (0.10) (0.03) (0.04) (0.06) $0.82 Q3 2024 Adj. EPS Natural Gas Transmission Expansions Infrastructure Program Growth Regulatory Rate Increases CNG / LNG / RNG Transportation Natural Gas Distribution Growth Changes in Customer Consumption D&A, Property Tax Increased O&M Expense Absence of RSAM Benefit Interest Expense Share Dilution Other Q3 2025 Adj. EPS 1 See appendix for a reconciliation of non-GAAP metrics. Adjusted EPS for the third quarter benefited from natural gas transmission, distribution and infrastructure growth, approved rate cases and virtual pipeline transportation Adjusted Earnings Per Share1 20 Q3 2025 Key Performance Drivers

$102.2 $114.7 Q3 2024 Q3 2025 Adjusted Gross Margin1 Operating Income $44.0 $48.9 Q3 2024 Q3 2025 + 12% +11% Investments in transmission, distribution & infrastructure drive double-digit Regulated Operations growth 21 Regulated Operations Margin Growth Continues Note: Dollars in millions. 1See appendix for a reconciliation of non-GAAP metrics.

$19.8 $22.4 Q3 2024 Q3 2025 $2.6M of Adj. Gross Margin Growth driven by Marlin Virtual Pipeline and Full Circle Dairy Operations Adjusted Gross Margin1 +13% Note: Dollars in millions. 1See appendix for a reconciliation of non-GAAP metrics. 2 Operating results for the second and third quarters historically have been lower due to reduced customer demand during warmer periods of the year. The impact to operating income may not align with the seasonal variations in adjusted gross margin as many of the operating expenses are recognized ratably over the course of the year. • $2.6 million of increased margin from: ◦ Continued growth in our Marlin Virtual Pipeline Services ◦ Incremental contribution from Full Circle Dairy operations ◦ Increased performance from Aspire Energy ◦ Partially offset by propane margins and service fees • Q3 2025 Operating Loss2 of $3.9 million driven by typical seasonality patterns22 Unregulated Adj. Gross Margin Growth of 13%

Total Capitalization Equity Short-Term Debt1 Long-Term Debt 48% 8% 44% 49% 4% 47% 1 Short-term debt for both periods includes short-term borrowing as well as the current portion of long-term debt. 2 Total liquidity includes the upsized $450M Revolver and $305M of Private Placement Shelf Agreements. Equity Issuances & Shares Outstanding • 125,590 shares issued throughout Q3 2025 • $83.1M equity issued YTD through 9/30/2025 • 104,871 shares issued in October 2025 • 23,650,684 shares outstanding as of 11/3/2025 $ in millions Executing on Our Financing Strategy $2,874 $3,087 $1,262 $1,438 $222 $130 $1,390 $1,519 12/31/2024 9/30/202523 • $200M of new long-term debt issued in Q3 2025 ◦ $60.0M at 4.88% due August 2028 ◦ $50.0M at 5.02% due September 2030 ◦ $90.0M at 5.16% due August 2031 • 87% of total liquidity available as of 9/30/2025 ◦ Out of total capacity of $755 million2 Debt & Liquidity Update

$1.15 $1.22 $1.32 $1.48 $1.62 $1.76 $1.92 $2.14 $2.36 $2.56 $2.74 $1.15 $1.22 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1 Calculated through 12/31/2024. 10-Year Dividend CAGR of 9% Dividend Increases in 30 of the last 32 Years – Since 1994 65 Consecutive Years of Dividend Payments – Since 1961 22 Consecutive Years of Dividend Increases – Since 2004 Industry-Leading Annual Shareholder Return ~12%+ 10-Year CAGR1 2025 Reflects 7% Annual Increase Retained Earnings enables CPK to reinvest to support growth plan 24 Dividend Policy Drives Increased Shareholder Value Annualized Dividend Per ShareGrowth Plan drives Earnings Growth ~8.5% 10-Year CAGR 45-50% Target Payout Ratio Dividend Growth aligned with EPS Growth

$3.47 $3.72 $4.21 $4.73 $5.04 $5.31 $5.39 $6.35 $8.00 $3.47 $3.72 2018 2019 2020 2021 2022 2023 2024 2025 2028 Guidance Adjusted Earnings Per Share1 • YTD 2025 Adjusted EPS1 of $4.06 ◦ 2025 Guidance of $6.15 to $6.35 ◦ 2028 Guidance of $7.75 to $8.00 • Annual shareholder return >75th percentile among peer group2 during the past 1, 10, 15 & 20 year periods • >300% increase in stock price over the past 15 years 1 See appendix for a reconciliation of non-GAAP metrics. 2 Peer Group includes select group of 10 CPK peer companies. Details can be found in the Annual Report on Form 10-K. Earnings Growth Driven by Capital Investment... … Leading to Best in Class Shareholder Return $6.15 $7.75 +8.4 – 8.7% 10-Year CAGR +14% – 18% 25 Industry-Leading Adj. EPS Growth Drives Value

Reaching New Heights in 2025 26 Top-Quartile Growth & Total Shareholder Return Maintaining Our Financial Discipline Delivering on Our Promises Focusing on the Three Pillars of Growth Achieving EPS & Capital Guidance

Chesapeake Utilities Corporation Confidential 2025 Additional InformationAPPENDIX

Significant Growth & Infrastructure Investment 28 RELIABILITY INFRASTRUCTURE: system upgrades and replacements Margin growth driven by multiple streams of capital investment opportunities Adjusted Gross Margin ($M) Jurisdiction Program Capital Investment 2024A 2025E 2026E Q3'24 Q3'25 FPU GUARD $205M1 $3.6 $6.9 $9.9 $0.9 $1.9 FCG SAFE $255M1 $3.8 $8.5 $12.0 $1.1 $2.3 ESNG Capital Cost Surcharge $50-75M2 $3.2 $5.7 $7.1 $0.8 $1.4 FPU Electric Storm Protection Plan $50-75M2 $3.2 $5.9 $8.8 $0.7 $1.8 Reliability Infrastructure Adj. Gross Margin Total $13.8 $27.0 $37.8 $3.5 $7.4 TRANSMISSION INFRASTRUCTURE: new investments to meet growth & demand 1 Reflects PSC-approved 10-year capital investment. 2 Reflects 5-year capital investment range. Adjusted Gross Margin ($M) Project Type Capital Investment 2024A 2025E 2026E Q3'24 Q3'25 Approved Transmission Expansions ~$327M $4.0 $22.8 $46.1 $1.3 $6.9

Year Q1   Q2 Q3 Q4 2024 39% 16% 15% 30% 2023 38% 17% 13% 31% 2022 41% 19% 11% 29% 2021 41% 16% 15% 27% 2020 42% 15% 13% 29% 5-Year Average 39% 17% 14% 31% 1Adjusted EPS starting in Q3 2023, which excludes transaction and transition-related expenses incurred attributable to the acquisition of FCG. See appendix for a reconciliation of non-GAAP metrics. 29 Quarterly Earnings Cadence Historical Actual EPS Quarterly Distribution There are several factors that shift the cadence of our quarterly earnings profile in 2025. 1 2025 Actual EPS Cadence 1 Quarterly Adj. EPS divided by low & high end of 2025 EPS guidance range 36% 17% 13% 31%35% 16% 13% 27% Q1 Q2 Q3 Q4 Shift in earnings cadence driven by: • Timing of in- service dates for major capital projects, which is more heavily weighted in Q4 2025 • Timing of RSAM Adjustments versus timing and outcome of FCG Depreciation Study

$11 $135 $132 $197 $157 $212 $152 $58 $159 $59 $206 $60 $50 $90 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035+ Q3 2025 LONG-TERM DEBT ISSUANCE • $200M Private Placement issuance of unsecured Senior Notes with an average rate of 5.04% ◦ $150M funded on August 1, 2025 ◦ $50M funded on September 15, 2025 $ in millions 30 Long-Term Debt Maturity Profile 1 Reflects long-term debt balance as of September 30, 2025. 1 August 2025 New Debt Issuance

Third Quarter Results Year-to-Date Results Consolidated Reconciliation Q3 2025 Q3 2024 $ % YTD 2025 YTD 2024 $ % GAAP Operating Revenues $ 179.6 $ 160.2 $ 19.4 12% $ 671.1 $ 572.2 $ 98.9 17% Cost of Sales Nat Gas, Propane, & Electric (42.4) (38.2) (4.2) 11% (208.7) (159.1) (49.6) 31% Operating Expense1 (22.1) (18.8) (3.3) 18% (69.6) (60.1) (9.5) 16% D&A (23.3) (16.8) (6.5) 39% (67.7) (51.7) (16.0) 31% GAAP Gross Margin $ 91.8 $ 86.4 $ 5.4 6% $ 325.1 $ 301.3 $ 23.8 8% Add Back: Operating Expense1 22.1 18.8 3.3 18% 69.6 60.1 9.5 16% Add Back: D&A 23.3 16.8 6.5 39% 67.7 51.7 16.0 31% Adjusted Gross Margin $ 137.2 $ 122.0 $ 15.2 12% $ 462.4 $ 413.1 $ 49.3 12% $ in millions 31 GAAP to Non-GAAP Reconciliation: Consolidated Note: D&A refers to Depreciation and Amortization Expense. 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2024 for additional details.

GAAP to Non-GAAP Reconciliation: Segment Results

$ in millions

	Third Quarter Results				Year-to-Date Results			
Regulated Segment	**Q3 2025**	**Q3 2024**	**$**	**%**	**YTD 2025**	**YTD 2024**	**$**	**%**
GAAP Operating Revenues	**$ 146.4**	**$ 130.6**	**$ 15.8**	**12%**	**$ 497.8**	**$ 429.7**	**$ 68.1**	**16%**
Cost of Sales								
Nat Gas, Propane, & Electric	(31.7)	(28.4)	(3.3)	12%	(137.3)	(105.7)	(31.6)	30%
Operating Expense[1]	(12.6)	(10.7)	(1.9)	18%	(40.5)	(35.7)	(4.8)	13%
D&A	(18.2)	(12.3)	(5.9)	48%	(52.6)	(39.5)	(13.1)	33%
GAAP Gross Margin	**$ 83.9**	**$ 79.2**	**$ 4.7**	**6%**	**$ 267.4**	**$ 248.8**	**$ 18.6**	**7%**
Add Back: Operating Expense[1]	12.6	10.7	1.9	18%	40.5	35.7	4.8	13%
Add Back: D&A	18.2	12.3	5.9	48%	52.6	39.5	13.1	33%
Adjusted Gross Margin	**$ 114.7**	**$ 102.2**	**$ 12.5**	**12%**	**$ 360.5**	**$ 324.0**	**$ 36.5**	**11%**

Unregulated Segment	**Q3 2025**	**Q3 2024**	**$**	**%**	**YTD 2025**	**YTD 2024**	**$**	**%**
GAAP Operating Revenues	**$ 40.7**	**$ 35.6**	**$ 5.1**	**14%**	**$ 195.3**	**$ 160.1**	**$ 35.2**	**22%**
Cost of Sales								
Nat Gas, Propane, & Electric	(18.3)	(15.8)	(2.5)	16%	(93.4)	(70.9)	(22.5)	32%
Operating Expense[1]	(9.5)	(8.1)	(1.4)	17%	(29.0)	(24.4)	(4.6)	19%
D&A	(5.1)	(4.5)	(0.6)	13%	(15.1)	(12.2)	(2.9)	24%
GAAP Gross Margin	**$ 7.8**	**$ 7.2**	**$ 0.6**	**8%**	**$ 57.8**	**$ 52.6**	**$ 5.2**	**10%**
Add Back: Operating Expense[1]	9.5	8.1	1.4	17%	29.0	24.4	4.6	19%
Add Back: D&A	5.1	4.5	0.6	13%	15.1	12.2	2.9	24%
Adjusted Gross Margin	**$ 22.4**	**$ 19.8**	**$ 2.6**	**13%**	**$ 101.9**	**$ 89.2**	**$ 12.7**	**14%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2024 for additional details.

CHESAPEAKE UTILITIES CORPORATION
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1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. Third Quarter Results Year-to-Date Results Non-GAAP Reconciliation: Net Income /EPS Q3 2025 Q3 2024 $ % YTD 2025 YTD 2024 $ % GAAP Net Income $ 19.4 $ 17.5 $ 1.9 11% $ 94.2 $ 81.9 $ 12.3 15% FCG Transaction+Transition Expenses1 $ 0.1 $ 0.6 $ (0.5) (83)% $ 0.7 $ 2.3 $ (1.6) (70)% Adjusted Net Income $ 19.5 $ 18.1 $ 1.4 8% $ 94.9 $ 84.2 $ 10.7 13% Diluted Weighted Avg. Common Shares Outstanding 23,629 22,564 23,360 22,402 GAAP Diluted EPS $0.82 $0.78 $ 0.04 5% $4.03 $3.66 $ 0.37 10% FCG Transaction+Transition Expenses1 — 0.02 (0.02) (100)% 0.03 0.10 (0.07) (70)% Adjusted Diluted EPS $0.82 $0.80 $ 0.02 3% $4.06 $3.76 $ 0.30 8% $ in millions except per-share amounts shares in thousands 33 GAAP to Non-GAAP Reconciliation: Adj. Net Income & EPS